UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
November 29, 2007
Date of Report (Date of earliest event reported)
VIAD CORP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-11015 (Commission File Number)	36-1169950 (IRS Employer Identification No.)

1850 North Central Avenue, Suite 800, Phoenix, Arizona (Address of principal executive offices)		85004-4545 (Zip Code)
Registrant’s telephone number, including area code: (602) 207-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-10.A
EX-10.B
EX-10.C

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On November 29, 2007, the Board of Directors of Viad Corp (the “Company”) amended the compensation program for non-employee directors to provide for an annual retainer of $25,000 for the presiding director of the Board. A summary of the Compensation Program of Non-Employee Directors of Viad Corp, as amended November 29, 2007, is attached hereto as Exhibit 10.A, and is incorporated herein by reference.

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     On November 29, 2007, the Board elected, effective January 1, 2008, Richard H. Dozer as a new director of the Company. He was elected to the class of Company directors whose terms expire at the 2009 annual meeting of stockholders. Mr. Dozer, age 50, currently is a Managing Partner and co-founder of CDK Partners, Phoenix, Arizona, a real estate development and investment company. Prior thereto, he was President of the Arizona Diamondbacks, a Major League Baseball franchise, from 1995 to 2006. From 1987 to 1995, he served as Business Manager for two years and then Vice President and Chief Operating Officer of the Phoenix Suns, a National Basketball Association franchise.
     The Board also adopted, effective as of January 1, 2008, the Management Incentive Plan and the Performance Unit Incentive Plan, pursuant to the 2007 Omnibus Incentive Plan, which was approved by the stockholders at the 2007 annual meeting. A copy of the Viad Corp Management Incentive Plan and the Performance Unit Incentive Plan, effective as of January 1, 2008, are attached hereto as Exhibits 10.B and 10.C, respectively, and are incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS
          (c) Exhibits

10.A	-	Summary of Compensation Program of Non-Employee Directors of Viad Corp, as amended November 29, 2007.
10.B	-	Copy of Viad Corp Management Incentive Plan, effective as of January 1, 2008, pursuant to the 2007 Viad Corp Omnibus Incentive Plan.
10.C	-	Copy of Performance Unit Incentive Plan, effective as of January 1, 2008, pursuant to the 2007 Viad Corp Omnibus Incentive Plan.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIAD CORP (Registrant)
December 5, 2007	By: /s/ G. Michael Latta
G. Michael Latta
Vice President - Controller (Chief Accounting Officer and Authorized Signer)